SEPTEMBER 11, 2018

SUPPLEMENT TO THE FOLLOWING SUMMARY PROSPECTUSES:

SUMMARY PROSPECTUSES DATED MARCH 1, 2018 FOR THE FOLLOWING FUNDS:

Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund
The Hartford International Opportunities Fund	The Hartford International Small Company Fund
The Hartford International Value Fund

SUMMARY PROSPECTUS DATED MARCH 1, 2018, AS RESTATED JULY 31, 2018

FOR Hartford Environmental Opportunities Fund

SUMMARY PROSPECTUS DATED MARCH 1, 2018, AS SUPPLEMENTED AUGUST 30, 2018

FOR THE HARTFORD INTERNATIONAL GROWTH FUND

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved the following changes to Class R3, R4 and R5 shares effective November 1, 2018: (1) reclassifying the administrative service fees as sub-transfer agency fees, a component of the overall transfer agency fee; and (2) changing the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement (i.e. the Specified Amount set forth in the transfer agency agreement). Effective November 1, 2018, the new Specified Amount for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively. Accordingly, in the section entitled “Your Expenses” in each of the above referenced Summary Prospectuses, the following is added to the “Total other expenses” footnote in the Annual Fund Operating Expenses table:

Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7427	September 2018